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You & Your Taxes

Capital Gains Tax Impact
Minimized For Shareowners
by Kenneth E. Puzder
CPA Vice President and Financial Operations Principal

Ah, taxes! What a complicated subject for most of us. One of the frequently asked questions by our shareowners has to do with the topic of "capital gains distribution" by the Lindner Funds and the tax consequences for the shareowner. Here is some background to help you understand a very complex tax process. (For actual tax advice, as always, please consult your accountant or professional tax preparer.)

Each fund is a "regulated investment company" which distributes as dividends no less than 98% of the fund's ordinary income for the calendar year; 98% of the fund's capital gain net income for the one-year period ending October 31; and, 100% of the ordinary income or capital gain net income of the prior year (not previously distributed). Generally, there are no taxes paid at the fund level, as each fund ultimately distributes 100% of its taxable income to the shareowners (including capital gains and ordinary income). (There is more information on this in the fund prospectus.)

As mutual funds grew in popularity, and more individual investors' money flowed into funds, the Internal Revenue Service accelerated collection of various taxes due on the capital gains distributions to individuals paid by such mutual funds. (While mutual funds generate profit at the corporate level, as the name implies, the profits or gains are mutually owned and passed through to shareowners on a periodic basis.)

In 1986, the Federal tax laws were changed to cause payouts to be made by the funds within a calendar year period. Filing deadlines were changed; investment companies are now required to calculate and make payments to shareowners (the distributions) on an excise tax basis before the end of the calendar year. (The excise tax reporting year ends October 31st.) Individual investors, of course, must file their tax return based on a calendar year, or December 31. This means that mutual fund investors are directly or indirectly in three tax year periods.

Your fund managers carefully balance two simultaneous activities: (1) managing the investment process to derive the best possible return for the shareowner; (2) while at the same time attempting to manage tax consequences associated with returns on investment for these independent "tax periods." The intent is to minimize the potential tax impact on shareowners. This is accomplished by effectively managing gains and losses throughout each calendar year. (Of course, our first priority is maximizing return on investment for shareowners.)

Lindner Funds' income tax year ends June 30. At that time, the fund must calculate its potential distributions to shareowners. In addition, with the excise tax year ending on October 31, there is another point at which gains must be calculated. Finally, information on gains is provided to shareowners in January of the following year for reporting to IRS on their personal income tax year.

Understanding this complex process may help to explain why, at times when the market is "acting bearish," you may receive a "capital gains distribution" which you must report to the IRS - even though you may have experienced an unrealized loss during your personal income tax year.

For your 1999 Tax Year personal tax planning: We have good news for you. To date (through June 30, 1999), we have effectively managed realized capital gains and losses from portfolio transactions. Therefore, there are "zero" distributions to shareowners. We will now be managing the "excise tax year" - through October 31, 1999 - the intent of which will be to minimize the distribution of capital gains to shareowners during the 1999 calendar year. If you prepare estimated tax payments, you may wish to share this information with your accountant.

This final word: Our focus is on developing maximum return for shareowners. We don't manage investments for the effect on taxes alone. However, we realize that you, our shareowners, are concerned about the impact of your investment on your tax situations. By balancing capital gains with losses throughout the year, we are at times able to reduce the overall tax impact for shareowners.

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This article first published in the
Shareowner (link)Newsletter Summer 1999. (footer images)